     Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
     ----------------------------------------------------------------------

     In connection with the shareholder report of American Century Mutual Funds,
Inc. (the  "Registrant")  on Form N-CSR for the period  ending  October 31, 2003
(the "Report"),  we, the  undersigned,  certify,  pursuant to Section 906 of the
Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  December 23, 2003

                                      /s/ William M. Lyons
                                      -------------------------------------
                                      William M. Lyons
                                      President
                                      (chief executive officer)

                                      /s/ Maryanne L. Roepke
                                      ------------------------------------
                                      Maryanne L. Roepke
                                      Sr. Vice President, Treasurer, and
                                      Chief Accounting Officer
                                      (chief financial officer)